UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01 Other Events
On June 9, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) announced the upcoming launch of House of Doge™ Bourbon in partnership with House of Doge: a limited-edition Kentucky straight bourbon whiskey released under a license issued to the Company from House of Doge, the official corporate arm of the Dogecoin Foundation. The collaboration marks a historic fusion between a globally recognized crypto brand and a multi-award-winning distillery uniting to create a product that embodies the spirits of the block chain era. This release coincides with the Company’s newly adopted Cryptocurrency Treasury Reserve Policy, under which the Company will accept Bitcoin (BTC and Dogecoin (DOGE) as forms of payment and may hold BTC and DOGE as strategic assets.
As part of the announcement, the Company also unveiled its “Dogecoin Giveaway” contest offering one lucky winner a chance to win one whole Bitcoin worth of Dogecoin. Details and contest rules are available at https://heritagedistilling.com/houseofdogebourbon.
A copy of the press release announcing this event is furnished as Exhibit 99.1 to this Form 8-K.
The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” "looks to," “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Registration Statement on Form S-1 (particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), and other risks and uncertainties listed from time to time in the Company’s other filings, including and its quarterly 10-Q and annual 10-K filings, which are on file with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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